                            SCHEDULE 14A INFORMATION

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement                         [ ]  Confidential, for Use of the Commission Only
                                                             (as permitted by Rule 14a-6(e)(2)
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  TELYNX, INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         1)   Title of each class of securities to which transaction applies:

              ------------------------------------------------------------------
         2)   Aggregate number of securities to which transaction applies:

              ------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              ------------------------------------------------------------------
         4)   Proposed maximum aggregate value of transaction:

              ------------------------------------------------------------------
         5)   Total fee paid:

              ------------------------------------------------------------------
[ ]      Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         1)   Amount Previously Paid:
              ------------------------------------------------------------------
         2)   Form, Schedule or Registration Statement No.:
              ------------------------------------------------------------------
         3)   Filing Party:
              ------------------------------------------------------------------
         4)   Date Filed:
              ------------------------------------------------------------------

                               PROXY STATEMENT AND
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 1, 2001

To the Stockholders: NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Telynx, Inc. (the "Company") will be held at 10:00 a.m., on Friday, June 1, 2001 at the Embassy Suites Hotel, 6100 Gateway East, El Paso, Texas, for the following purposes:

     1. To amend the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Class A Common Stock to 1,000,000,000 from 200,000,000.

     2. To amend the Restated Certificate of Incorporation of the Company to effect a 1-for-2 reverse stock split.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on Wednesday, May 9, 2001 are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof. A list of stockholders entitled to vote at the Special Meeting will be available for inspection at the Company's offices at 6006 North Mesa, Suite 600, El Paso, Texas, for at least 10 days prior to and during the meeting.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU ARE ABLE TO ATTEND THE SPECIAL MEETING AND TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID, SELF-ADDRESSED ENVELOPE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING AT ANY TIME PRIOR TO OR AT THE SPECIAL MEETING.

As you may be aware, Telynx, Inc. is close to exhausting its current supply of authorized Class A Common Stock. Because of this, the Board of Directors of the Company (the "Board") has called for a special stockholders meeting to address this issue as set forth in the proxy statement that accompanies this notice. The Board's recommendation is that the number of authorized shares of Class A Common Stock be increased to 1,000,000,000 from 200,000,000. The increase in our authorized shares of Class A Common stock will provide the Company with flexibility in obtaining additional funding. We are requesting that you support the Board's recommendations and vote your proxy to increase the number of Class A Common Stock authorized. IF WE ARE UNABLE TO RAISE ADDITIONAL FUNDING, THE COMPANY WILL NOT BE ABLE TO CONTINUE ITS OPERATIONS. THEREFORE, IT IS VERY IMPORTANT TO THE SURVIVAL OF THE COMPANY THAT YOU SUPPORT THE BOARD BY SIGNING YOUR PROXY AND RETURNING IT IN THE ENVELOPE PROVIDED. In addition, as discussed in more detail in the proxy statement, the increased number of authorized shares will provide the Company with greater flexibility in connection with any possible strategic mergers or acquisitions and in recruiting and retaining qualified personnel. Furthermore, the Board recommends that a 1-for-2 reverse stock split be effected for shares of the Company's Class A

Common Stock, so that the amount of shares currently held by each holder of shares of Class A Common Stock will be reduced by one half.

The Company has an excellent opportunity to take advantage of current market conditions in the telecommunications industry with our Telynx product line, but we need your help to take advantage of this opportunity. Please vote in favor of the proposed amendments to our Certificate of Incorporation.

Sincerely,



Ali Al-Dahwi
Chairman, President and CEO

El Paso, Texas
May 4, 2001



                             YOUR VOTE IS IMPORTANT

                TO ASSURE THAT YOU ARE REPRESENTED AT THE SPECIAL
            MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN
                          THE ACCOMPANYING PROXY IN THE
                          SELF-ADDRESSED, POSTAGE-PAID
                               ENVELOPE PROVIDED.

                                  TELYNX, INC.
                             6006 N. MESA, SUITE 600
                              EL PASO, TEXAS 79912

                               ------------------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 1, 2001

                               ------------------

GENERAL

This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Directors (the "Board") of Telynx, Inc. (the "Company") of proxies to be used at a Special Meeting of Stockholders of the Company (the "Special Meeting") to be held on Friday, June 1, 2001, and any postponement or adjournment thereof.

RECORD DATE AND SHARE OWNERSHIP

Only stockholders of record at the close of business on May 9, 2001 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. At the close of business on the Record Date, the Company had outstanding 151,656,912 (TO BE ADJUSTED AT RECORD DATE) shares of Class A Common Stock and no shares of Class B Common Stock. The Class A Common Stockholders are entitled to one vote per share. The Class B Common Stockholders are entitled to ten votes per share. The Company has outstanding 500 shares of Series B Preferred Stock ("Preferred B Stock"), the holders of which are entitled to vote on all matters submitted to the Class A Common Stock shareholders. The Preferred B Stock stockholders are entitled to 500 votes per share of Preferred B Stock. The Company also has outstanding 1,260 shares of Series C Preferred Stock ("Preferred C Stock"), the holders of which are entitled to vote on all matters submitted to the Class A Common Stock shareholders. The Preferred C Stock stockholders are entitled to 805,929 votes per share of Preferred C Stock.

VOTING AND SOLICITATION

The affirmative vote of the holders of a majority of the aggregate voting power of the shares of Class A Common Stock, Class B Common Stock, Preferred B Stock and Preferred C Stock voting together as a single class, present or represented at the meeting, is required to amend the Certificate of Incorporation as described in Proposals 1 and 2 or to transact such other business as may properly come before the Special Meeting, or any adjournment thereof. Abstentions with respect to any matter are treated as shares present or represented by proxy and entitled to vote on that matter and thus have the same effect as negative votes. Broker non-votes and other circumstances in which proxy authority has been withheld do not constitute abstentions.

                                PROPOSAL NUMBER 1
                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                   TO INCREASE THE NUMBER OF AUTHORIZED SHARES

At the Special Meeting, holders of record as of the close of business on the Record Date of the outstanding voting shares of the Company will consider and vote upon an amendment to the Certificate of Incorporation. This amendment, if adopted, will increase the number of authorized shares of Class A Common Stock to 1,000,000,000 from 200,000,000. The full text of the proposed amendment is attached to this proxy statement as Appendix A.

The Board of Directors has declared advisable, authorized and approved, and recommends to the stockholders that they consider and approve the amendment to increase the authorized shares of Class A Common Stock. The shares of Class A Common Stock do not have pre-emptive rights. The Company currently has outstanding, as of April 24, 2001 (TO BE ADJUSTED FOR MAY RECORD DATE), 151,656,912 shares of Class A Common Stock and 500 shares of Series B Preferred Stock that are convertible at any time into 250,000 shares of Class A Common Stock. The Company also has warrants outstanding for the purchase of 2,250,000 shares of Class A Common Stock and approximately 36,200,000 shares of Class A Common Stock from a SB-2 Registration in reserve for conversion of convertible notes payable. When the current outstanding Class A Common Stock, Series B Preferred Stock if converted, warrants and convertible note conversions are combined as current outstanding obligations to issue stock, the Company has approximately 190,400,000 shares of stock outstanding or reserved for issuance. This does not include approximately 201,600,000 shares of Class A Common Stock that the Company would need to reserve if certain events transpired allowing the holders of the Series C Convertible Preferred Stock to convert their Preferred Shares into the Class A Common Stock, nor does it cover shares reserved for stock options that the Board anticipates will need to be issued to employees. As a result of the foregoing, the 200,000,000 shares of Class A Common Stock currently authorized is an insufficient number of available authorized shares for the Company to achieve its business objectives, and, therefore, the Board of Directors recommends the approval of the amendments proposed herein.

As we have released our new product line, Telynx Version 2.0, and continue the building up of our pipeline of potential customers, we believe that for the short to medium term, our potential revenues will not meet the working capital requirements of our operations as well as meet the liability requirements incurred by the Company over the past few years. Thus, further working capital is required which establishes the need for further financing necessary to the success and survival of the Company. Additionally, the Company anticipates a need for additional working capital as the Company expands in international markets. In order to assure that the Company has some flexibility in obtaining financing, the availability of additional Class A Common Stock is critical.

The Company also has a need for additional funding to support sales and marketing costs as well as continuity of research and development costs and for working capital needs. The Company will need such additional funding for the foreseeable future until its sales revenues are sufficient to cover these costs. If the Company is unable to raise the additional funding, it will not be able to continue its operations.

The Company is also concerned with being able to attract and maintain a talented workforce in a high technology industry. A significant aspect of the compensation paid by companies competing in "high tech" industries is stock and options. In order to attract and maintain such a workforce, the Company needs the flexibility to issue stock and options as compensation to its employees. This tool will not be available to the Company without your vote in support of the Board's recommendation to increase our number of shares authorized.

The Company is currently and intends to in the future direct market its products. This will require additional funding. Thus far, the Company has relied on its strategic partners to make the Company's products visible and available to the telecommunications industry for approximately 50% of our outstanding proposals. The Company is in the process of attempting to streamline its marketing efforts and increase the efficiency of such efforts. In the last seven months, we have started to build a marketing and sales team to directly market our products. The Company intends to continue direct marketing and sales. Therefore, the Company believes that it is time to proceed with additional direct marketing for which additional capital is required.

The additional shares of Class A Common Stock that would be available for issuance if the proposed amendment is approved could be issued for any proper corporate purpose by the Board at any time without further stockholder approval, subject to applicable law. The voting and equity ownership rights of the Company's stockholders may be diluted by such issuances. Stockholders will not have pre-emptive rights to subscribe for shares of Class A Common Stock, unless the Company grants such rights at the time of issuance. Other than as described above, the Company currently has no plans or proposals to issue any of the additional shares of Class A Common Stock.

The Board is required to make any determination to issue shares of Class A Common Stock based on its judgment as to the best interests of the Company. Although the Board has no present intention of doing so, it could issue shares of Class A Common Stock that could, depending on the circumstances, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise. When in the judgment of the Board such use would be in the best interest of the Company, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. Such shares could be privately placed with purchasers favorable to the Board in opposing such action. The issuance of new shares of Class A Common Stock also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board consider the action of such entity or person to be in the best interest of the Company. Any such issuance could also have the effect of diluting the earnings per share, book value per share and/or voting power of the Class A Common Stock.

                        THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE "FOR" APPROVAL OF THE AMENDMENT
                  TO INCREASE THE NUMBER OF AUTHORIZED SHARES.
                 ALL PROXIES SOLICITED BY THE BOARD OF DIRECTORS
           WILL BE VOTED "FOR" PROPOSAL 1 UNLESS STOCKHOLDERS SPECIFY IN THEIR
                           PROXIES A CONTRARY CHOICE.

                                PROPOSAL NUMBER 2
                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                   TO EFFECT A ONE-FOR-TWO REVERSE STOCK SPLIT

Our Board has proposed amending Article IV of our restated certificate of incorporation to effect a 1-for-2 reverse stock split (the "Stock Split"). The proposed amendment will reduce the number of issued and outstanding shares of our common stock by approximately 50%, with each 2 shares of Class A Common Stock currently outstanding, referred to as "old common stock," becoming 1 share of "new common stock." The text of the proposed amendment is attached to this proxy statement as Appendix B.

At the Special Meeting, holders of record as of the close of business on the Record Date of the outstanding voting shares of the Company will consider and vote upon an amendment to our restated certificate of incorporation to effect the Stock Split.

Purpose of the Reverse Stock Split

The Board believes that the reverse stock split is likely to result in the bid price of our Class A Common Stock increasing over the current bid price. However, there can be no assurance that the market price of our Class A Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the reverse stock split or that the market price of our Class A Common Stock will remain above its current bid price after the Stock Split.

Also, in order to facilitate future growth for the Company, the Company may seek to acquire new technologies by completing focused strategic mergers and acquisitions with providers of such technologies and services. As consideration for such strategic mergers and acquisitions, the Company may decide to use its Class A Common Stock. If the Stock Split results in the increase of the market price for our Class A Common Stock, the Company may be better able to use its Class A Common Stock as consideration for its strategic mergers and acquisitions. We would expect any strategic acquisitions and mergers to add value to the Telynx product offerings, as well as help us to expand the revenue generated by the Company and achieve profitability.

Effectiveness of the Reverse Stock Split

If this proposal 2 is approved by stockholders, the reverse stock split would become effective at such time as we file the amendment to our certificate of incorporation with the Secretary of State of Delaware. Even if the reverse stock split is approved by stockholders, our Board has discretion not to carry out the reverse stock split if it determines that the split is not necessary based on market prices at the time, or it determines that the split will not be beneficial for any other reason. Upon the filing of the amendment, all the old common stock will be converted into new common stock as set forth in the amendment.

Exchange of Certificate and Fractional Shares

As soon as practicable after the effective date, the Company will request all stockholders to return their stock certificates representing shares of old Class A Common Stock outstanding on the effective date in exchange for certificates representing the number of whole shares of new Class A Common Stock into which the shares of old common stock have been converted as a result of the reverse stock split. Each stockholder will receive a letter of transmittal from the Company's transfer agent containing instructions on how to exchange certificates. STOCKHOLDERS SHOULD NOT SUBMIT THEIR OLD CERTIFICATES TO THE TRANSFER AGENT UNTIL THEY RECEIVE THESE INSTRUCTIONS. In order to receive new certificates, stockholders must surrender their old certificates in accordance with the transfer agent's instructions, together with the properly executed and completed letter of transmittal.

Beginning with the effective date, each old certificate, until surrendered and exchanged as described above, will be deemed for all purposes to evidence ownership of the number of whole shares of new common stock into which the shares evidenced by the old certificates have been converted.

No fractional shares will be issued. In lieu of any fractional shares, each holder of old common stock who would otherwise have been entitled to a fraction of a share of new common stock upon surrender of the holder's certificates will be entitled to receive an additional share of new common stock.

Effects of the Reverse Stock Split

The principal effect of the reverse stock split will be to decrease the number of shares of common stock outstanding by approximately 50%. In addition, the Board will take appropriate action to adjust proportionately the number of shares of Class A Common Stock issuable upon exercise of outstanding options, and to adjust the related exercise prices, to reflect the reverse stock split. As a result, following the effective date, the number of shares of Class A Common Stock issuable upon the exercise of outstanding options will be reduced by approximately 50%.

The reduction in the number of outstanding shares is expected to increase the bid price of our Class A Common Stock, although there can be no assurance that the price will increase in inverse proportion to the 1-for-2 reverse stock split ratio. The trading price of our Class A Common Stock depends on many factors, including many which are beyond our control. If a higher stock price were to result, this may increase investor interest in our stock.

The liquidity of our Class A Common Stock may be adversely affected by the reduced number of shares outstanding after the reverse stock split. In addition, the stock split will increase the number of stockholders who own odd-lots. An odd-lot is fewer than 100 shares. Stockholders who hold odd-lots may experience an increase in the cost of selling their shares and may have greater difficulty in making sales.

The shares of new common stock will be fully paid and non-assessable. The amendment will not change the terms of our Class A Common Stock. The shares of new common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Class A Common Stock now authorized. We do not anticipate that the reverse stock split will result in any material reduction in the number of holders of Class A Common Stock. Each stockholder's percentage ownership of the new common stock will not be altered except for the effect of eliminating fractional shares.

Because our authorized Class A Common Stock will not be reduced, the overall effect will be an increase in authorized but unissued shares of Class A Common Stock as a result of the reverse stock split. These shares may be issued by our Board in its discretion. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of Class A Common Stock.

While the Board believes it advisable to authorize and approve the reverse stock split for the reasons set forth above, the Board is aware that the increase in the number of authorized but unissued shares of Class A Common Stock may have a potential anti-takeover effect. Our ability to issue additional shares could be used to thwart persons, or otherwise dilute the stock ownership of stockholders seeking to control the Company. The reverse stock split is not being recommended by the Board as part of an anti-takeover strategy.

Certain Federal Income Tax Consequences

The following description of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (for example, nonresident aliens, broker-dealers or insurance companies) or any aspects of state, local or foreign tax laws. Stockholders are urged to consult their own tax advisors to determine the particular tax consequences to them of the reverse stock split.

The Company has been advised that because the reverse stock split is not part of a plan to increase periodically a stockholder's proportionate interest in the assets or earnings and profits of the Company, the reverse stock split should not result in the recognition by stockholders of any gain or loss for federal income tax purposes (excess portion of a share of stock). The adjusted tax basis of each share of new common stock received by a stockholder will be the same as the adjusted tax basis of the shares of old common stock with respect to which the share of new common stock is issued.

Dissenters Rights

Stockholders have no right under Delaware law or our certificate of incorporation or bylaws to exercise dissenters' rights of appraisal with respect to the reverse stock split.

Resales of Restricted Securities

The proposed amendment to the certificate of incorporation will not affect the transferability of the shares of Class A Common Stock or present restriction on the sale thereof. Therefore, for the purpose of determining the relevant holding period as prescribed by Rule 144 under the Securities Act of 1933, as amended, each share of new common stock received by a stockholder will include the stockholder's holding period for its shares of old common stock with respect to which the shares of new common stock are issued, provided that the shares of old common stock were held as capital assets.


                        THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE "FOR" APPROVAL OF THE AMENDMENT
            EFFECTING THE REVERSE STOCK SPLIT. ALL PROXIES SOLICITED
         BY THE BOARD OF DIRECTORS WILL BE VOTED "FOR" PROPOSAL 2 UNLESS
            STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

REVOCABILITY OF PROXIES

The shares represented by the proxies received pursuant to this solicitation and not revoked will be voted at the Special Meeting. A stockholder who has given a proxy may revoke it by giving written notice of revocation to the Secretary of the Company, or by giving a duly executed proxy bearing a later date. Attendance in person at the Special Meeting does not of itself revoke a proxy; however, any stockholder who does attend the Special Meeting may revoke a proxy previously submitted by voting in person. Subject to any such revocation, all shares represented by properly executed proxies will be voted in accordance with specifications on the enclosed proxy. When a proxy is properly signed and returned but no such specifications are made, such proxies will be voted FOR the proposed amendments to the Certificate of Incorporation.

The Company will bear the expense of preparing, printing and mailing this proxy statement and the proxies solicited hereby and will reimburse banks, brokerage firms and nominees for their reasonable expenses in forwarding solicitation materials to beneficial owners of shares held of record by such banks, brokerage firms and nominees. In addition to the solicitation of proxies by mail, officers and regular employees of the Company may communicate with stockholders either in person or by telephone, facsimile or e-mail for the purpose of soliciting such proxies; no additional compensation will be paid for such solicitation.

OTHER BUSINESS

As of the date of this proxy statement, the Board of Directors does not know of any business to be presented at the Special Meeting other than the matters set forth above, but if other matters properly come before the meeting, it is the intention of the persons named in the proxies to vote in accordance with their best judgment on such matters.

By Order of the Board of Directors,

Ali Al-Dahwi
Chairman, President and CEO

El Paso, Texas
May 4, 2001


                TO ASSURE THAT YOU ARE REPRESENTED AT THE SPECIAL
            MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN
                          THE ACCOMPANYING PROXY IN THE
                          SELF-ADDRESSED, POSTAGE-PAID
                               ENVELOPE PROVIDED.

                                                                      Appendix A

             AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION
         OF THE TELYNX, INC. INCREASING THE NUMBER OF AUTHORIZED SHARES

If the amendment is approved, the first paragraph of Article IV of the Certificate of Incorporation will read as follows:

                  "(a) Authorized Capitalization. The total number of shares of all classes of stock which the Corporation shall have authority to issue is ONE BILLION SIX MILLION (1,006,000,000) shares, consisting of ONE BILLION (1,000,000,000) shares of Class A Common Stock, par value $.01 per share ("Class A Common Stock"), five million (5,000,000) shares of Class B Common Stock, par value $.01 per share ("Class B Common Stock") ("Class A Common Stock" and "Class B Common Stock" being herein the "Common Stock"), and one million (1,000,000) shares of Preferred Stock, par value $.01 per share ("Preferred Stock"). The number of authorized shares of Preferred Stock or any series thereof and Class A Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of stock entitled to vote in any general election of directors voting together as a single class. The number of authorized shares of Class B Common Stock may be increased only with the affirmative vote of (i) a majority of the Class B Common Stock voting as a class and (ii) a majority of the Class A Common Stock and any other class of stock entitled to vote thereon as a class."

                  (ITALICS REPRESENT AMENDMENT)

                                                                      Appendix B

             AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION
               OF THE TELYNX, INC. EFFECTING A REVERSE STOCK SPLIT

If the amendment is approved, Article IV of the Certificate of Incorporation will include the following in its entirety:

                  "Simultaneously with the effective date of the filing of this amendment to the corporation's Restated Certificate of Incorporation (the "Effective Date"), each two shares of Class A Common Stock of the corporation issued and outstanding or held as treasury shares immediately prior to the Effective Date (the "Old Common Stock") shall automatically be reclassified and continued (the "Reverse Split"), without any action on the part of the holder thereof, as one share of Class A Common Stock. The Corporation shall not issue fractional shares on account of the Reverse Split. Holders of Old Common Stock who would otherwise be entitled to a fraction of a share on account of the Reverse Split shall receive, upon surrender of the stock certificates formerly representing shares of the Old Common Stock, in lieu of such fractional share, an additional share of the Class A Common Stock."

                                Preliminary Copy

                 PROXY             TELYNX, INC.             PROXY

                  6006 N. Mesa, Suite 600, El Paso, Texas 79912


         This Proxy is Solicited on Behalf of the Board of Directors of Telynx, Inc. for the Special Meeting of Stockholders to be held June 1, 2001.

         The undersigned holder of Class A Common Stock, par value $.01, of Telynx, Inc. hereby appoints each of Ali Al-Dahwi and Scott Munden, as proxy for the undersigned, with full power of substitution, to represent and to vote as specified in this proxy all stock of Telynx, Inc. that the undersigned stockholder would be entitled to vote if personally present at the special meeting of stockholders to be held on Friday, June 1, 2001 at 10:00 a.m. local time, at the Embassy Suites Hotel, 6100 Gateway East, El Paso, Texas, and any adjournments or postponements of the special meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.

         This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the corporate secretary of Telynx either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the special meeting and voting in person.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

         PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                    (Reverse)

                                  TELYNX, INC.

Please mark votes

[X] as in this example



         1. To approve an amendment to our certificate of incorporation increasing the number of authorized shares of Class A Common Stock to 1 billion from 200 million shares.

                           FOR               AGAINST              ABSTAIN

                           [ ]                 [ ]                  [ ]




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


         2. To approve an amendment to our certificate of incorporation effecting a 1-for-2 reverse stock split.

                           FOR               AGAINST              ABSTAIN

                           [ ]                 [ ]                  [ ]

         3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

                           FOR               AGAINST              ABSTAIN

                           [ ]                 [ ]                  [ ]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting.

The undersigned acknowledges receipt of the accompanying notice of special meeting of stockholders and proxy statement.

Signature:_________________ Signature (if held jointly):________________

Date:_________, 2001


Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the proxy applies. When shares are held as joint tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by president or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.



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